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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):    February 11, 1999
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                            PSS WORLD MEDICAL, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


      Florida                     0-23832                   59-3500595
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  (State or other               (Commission             (IRS Employer
  jurisdiction of               File Number)            Identification No.)
  incorporation)


            4345 Southpoint Boulevard, Jacksonville, Florida 32216
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                    (Address of Principal Executive Offices)

                                 (904) 332-3000
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     PSS entered into a Credit Agreement dated as of February 11, 1999 among PSS World Medical, Inc., the several lenders from time to time party hereto and NationsBank, N.A., as Agent and Issuing Lender. The total principal amount of the revolving loan is $140 million. The credit agreement is filed as Exhibit
10.1 to this report and incorporated herein by reference thereto.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PSS WORLD MEDICAL, INC.



                         By:  /s/ David A. Smith
                            ----------------------------------------------------
                            David A. Smith
                            Executive Vice President and Chief Financial Officer

Date: February 19, 1999

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                                 EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
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10.1                Credit Agreement dated as of February 11, 1999 among PSS
                    World Medical, Inc., the several lenders from time to time party hereto and NationsBank, N.A., as Agent and Issuing
                    Lender

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